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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 9, 2000
                Date of Report (Date of earliest event reported)

                               REDWOOD TRUST, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Maryland                   0-26436                    68-0329422
            --------                   -------                    ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

             591 Redwood Highway, Suite 3100, Mill Valley, CA 94941
             ------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 389-7373
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            Redwood Trust, Inc. (the "Company") has amended its Bylaws to include in Article IX a new Section 8, "Exemption from Control Share Acquisition Statute." A copy of the Company's Bylaws as amended and restated through March 9, 2000 is included herewith as Exhibit 3.3.2.



Item 7(c).  Exhibit

            3.3.2       Amended and Restated Bylaws, amended March 9, 2000.




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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2000



                                          REDWOOD TRUST, INC.




                                          By:   /s/ Harold F. Zagunis
                                             ------------------------
                                               Harold F. Zagunis
                                               Chief Financial Officer,
                                               Treasurer and Secretary



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                                  EXHIBIT INDEX

Exhibit Number                                                     Page Number
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
   3.3.2    Amended and Restated Bylaws, amended March 9, 2000...............5




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